Exhibit 25.1

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b) (2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                            41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national bank)                    Identification No.)

SIXTH STREET AND MARQUETTE AVENUE                               55479
Minneapolis, Minnesota                                         (Zip code)
(Address of principal executive offices)


                       Stanley S. Stroup, General Counsel
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                STRUCTURED ASSET MORTGAGE INVESTMENTS TRUST ____
              (trust to be formed by registrant for each series of
                             Mortgage-Backed Notes)
               (Exact name of obligor as specified in its charter)

DELAWARE                                                 NOT YET RECEIVED
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)


C\O STRUCTURED ASSET MORTGAGE
    INVESTMENTS INC. (REGISTRANT)
    245 PARK AVENUE
    NEW YORK, NEW YORK                                     10167
(Address of principal executive offices)                 (Zip code)

                   -------------------------------------------
                   STRUCTURED ASSET MORTGAGE INVESTMENTS TRUST
                       MORTGAGE-BACKED NOTES, SERIES ____
                   ------------------------------------------
                       (Title of the indenture securities)

          Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

                  (a)      Name and address of each examining or
                           supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

          Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

          Item 15. FOREIGN TRUSTEE. Not applicable.

          Item 16. LIST OF EXHIBITS. List below all exhibits filed as a part of this Statement of Eligibility. Trustee incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.           a.        A copy of the Articles of Association of
                                        the trustee now in effect.*

         Exhibit 2.           a.        A copy of the certificate of authority
                                        of the trustee to commence business
                                        issued June 28, 1872, by the Comptroller of the Currency to The Northwestern
                                        National Bank of Minneapolis.*

                              b.        A copy of the certificate of the
                                        Comptroller of the Currency dated
                                        January 2, 1934, approving the
                                        consolidation of The Northwestern
                                        National Bank of Minneapolis and The
                                        Minnesota Loan and Trust Company of
                                        Minneapolis, with the surviving entity
                                        being titled Northwestern National Bank
                                        and Trust Company of Minneapolis.*

                              c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of
                                        Minneapolis.*

                              d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                              e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                   Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

                   Exhibit   4.         Copy of By-laws of the trustee as now
                                        in effect.*

                   Exhibit   5.         Not applicable.

                   Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

                   Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                   Exhibit   8.         Not applicable.

                   Exhibit   9.         Not applicable.


         * Incorporated by reference to Exhibit 25 filed with registration statement (number 33-66026) of trustee's parent, Norwest Corporation.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 16th day of June, 1998.


                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Randall S. Reider
                                            ----------------------
                                            Name: Randall S. Reider
                                            Title: Asst. Vice President

                                                            EXHIBIT 6


June 16, 1998


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                                            Very truly yours,

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                            /s/ Randall S. Reider
                                            ----------------------
                                            Name: Randall S. Reider
                                            Title: Asst. Vice President

"RC-01.A   ","RCFD0081","Cash and Noninterest-bearing Balances   ",    1417635
"RC-01.B   ","RCFD0071","Interest-bearing Balances               ",       5026
"RC-02.A   ","RCFD1754","Securities Held-to-Maturity             ",          0
"RC-02.B   ","RCFD1773","Securities Available-for-sale           ",    1180187
"RC-03     ","RCFD1350","Fed Funds Sold & Secs Purchased         ",    3693116
"RC-04.A   ","RCFD2122","Loans and Leases                        ",   16323939
"RC-04.B   ","RCFD3123","LESS: Allowance for Loan and Lease Lo   ",     234528
"RC-04.C   ","RCFD3128","LESS: Allocated Transfer Risk Reserve   ",          0
"RC-04.D   ","RCFD2125","Net Loans & Leases (Total)              ",   16089411
"RC-05     ","RCFD3545","Trading Assets                          ",     134735
"RC-06     ","RCFD2145","Premises and Fixed Assets               ",     113952
"RC-07     ","RCFD2150","Other REO                               ",       6546
"RC-08     ","RCFD2130","Investments in Unconsolidated Subsidi   ",          0
"RC-09     ","RCFD2155","Customers' Liability on Acceptances     ",      15280
"RC-10     ","RCFD2143","Intangible Assets                       ",      16382
"RC-11     ","RCFD2160","Other Assets                            ",     332859
"RC-12     ","RCFD2170","Total Assets                            ",   23005129
"RC-13.A   ","RCON2200","Deposits: Domestic Offices              ",    9250580
"RC-13.A.1 ","RCON6631","Domestic Deposits: Noninterest-bearin   ",    3977322
"RC-13.A.2 ","RCON6636","Domestic Deposits: Interest-bearing     ",    5273258
"RC-13.B   ","RCFN2200","Deposits: Foreign Offices               ",    3104474
"RC-13.B.1 ","RCFN6631","Foreign Deposits: Noninterest-bearing   ",      11419
"RC-13.B.2 ","RCFN6636","Foreign Deposits: Interest-bearing      ",    3093055
"RC-14     ","RCFD2800","Fed Funds Purchased & Secs Sold         ",    7932130
"RC-15.A   ","RCON2840","Demand Notes to US Treasury             ",     214353
"RC-15.B   ","RCFD3548","Trading Liabilities                     ",      20111
"RC-16.A   ","RCFD2332","Other Borrowed Money: Maturity * 1yr    ",      34595
"RC-16.B   ","RCFDA547","Other Borrowed Money: Mat. 1-3 YRS      ",       4015
"RC-16.C   ","RCFDA548","Other Borrowed Money: Maturity ** 3yr   ",     203496
"RC-18     ","RCFD2920","Bank's Liability on Acceptances         ",      15280
"RC-19     ","RCFD3200","Subordinated Notes and Debentures       ",          0
"RC-20     ","RCFD2930","Other Liabilities                       ",     560023
"RC-21     ","RCFD2948","Total Liabilities                       ",   21339057
"RC-23     ","RCFD3838","Perpetual Preferred Stock & Surplus     ",          0
"RC-24     ","RCFD3230","Common Stock                            ",     100000
"RC-25     ","RCFD3839","Surplus                                 ",     717166
"RC-26.A   ","RCFD3632","Undivided Profits/Capital Reserves      ",     830440
"RC-26.B   ","RCFD8434","Unrealized holding gain(loss) secur.    ",      19106
"RC-27     ","RCFD3284","Foreign Currency Translation Adjustme   ",       -640
"RC-28     ","RCFD3210","Total Equity Capital                    ",    1666072
"RC-29     ","RCFD3300","Total Liabs, Pref. Stck, & Equity Cap   ",   23005129
"RC-M.1    ","RCFD6724","Auditing method                         ",          2
"RCA1.A    ","RCFD0022","Consolidated Bank: Cash                 ",    1306512
"RCA1.A.B  ","RCON0020","Domestic Offices: Cash Items In Colle   ",    1194084
"RCA1.B.B  ","RCON0080","Domestic Offices: Cash                  ",     110697
"RCA2.A.A  ","RCFD0083","Consolidated Bank: Due from US Branch   ",          0
"RCA2.B    ","RCON0082","Domestic Offices: Due from US Deposit   ",      93099
"RCA2.B.A  ","RCFD0085","Consolidated Bank: Due from Other Dep   ",      93179
"RCA3.A.A  ","RCFD0073","Consolidated Bank: Due from Foreign U   ",          0
"RCA3.B    ","RCON0070","Domestic Offices: Due from Foreign Ba   ",       4826
"RCA3.B.A  ","RCFD0074","Consolidated Bank: Due from Other For   ",       7262
"RCA4.A    ","RCFD0090","Due from Fed Reserve Banks              ",      15708
"RCA4.B    ","RCON0090","Domestic Offices: Due from Fed Reserv   ",      15453
"RCA5.A    ","RCFD0010","Consolidated Bank - Total               ",    1422661
"RCA5.B    ","RCON0010","Domestic Offices - Total                ",    1418159
"RCAM.1    ","RCON0050","Non-Int bearing bals due from US Bnks   ",      90145
"RCB1.A    ","RCFD0211","Held: Cost: US Treasury Securities      ",          0
"RCB1.B    ","RCFD0213","Held: Value: US Treasury Securities     ",          0
"RCB1.C    ","RCFD1286","Sale: Cost: US Treasury Securities      ",     573778
"RCB1.D    ","RCFD1287","Sale: Value: US Treasury Securities     ",     582729
"RCB2.A.A  ","RCFD1289","Held: Cost: Obligations US agencies     ",          0
"RCB2.A.B  ","RCFD1290","Held: Value: Obligations US agencies    ",          0
"RCB2.A.C  ","RCFD1291","Sale: Cost: Obligations US agencies     ",          0
"RCB2.A.D  ","RCFD1293","Sale: Value: Obligations US agencies    ",          0
"RCB2.B.A  ","RCFD1294","Held: Cost: Obligations US sponsored    ",          0
"RCB2.B.B  ","RCFD1295","Held: Value: Obligations US sponsored   ",          0
"RCB2.B.C  ","RCFD1297","Sale: Cost: Obligations US sponsored    ",        200
"RCB2.B.D  ","RCFD1298","Sale: Value: Obligations US sponsored   ",        199
"RCB3.A.A  ","RCFD1676","Held: Cost: General Obligations         ",          0
"RCB3.A.B  ","RCFD1677","Held: Value: General Obligations        ",          0
"RCB3.A.C  ","RCFD1678","Sale: Cost: General Obligations         ",      44503
"RCB3.A.D  ","RCFD1679","Sale: Value: General Obligations        ",      48057
"RCB3.B.A  ","RCFD1681","Held: Cost: Revenue Obligations         ",          0
"RCB3.B.B  ","RCFD1686","Held: Value: Revenue Obligations        ",          0
"RCB3.B.C  ","RCFD1690","Sale: Cost: Revenue Obligations         ",      78698
"RCB3.B.D  ","RCFD1691","Sale: Value: Revenue Obligations        ",      86700
"RCB3.C.A  ","RCFD1694","Held: Cost: Industrial Obligations      ",          0
"RCB3.C.B  ","RCFD1695","Held: Value: Industrial Obligations     ",          0
"RCB3.C.C  ","RCFD1696","Sale: Cost: Industrial Obligations      ",       4533
"RCB3.C.D  ","RCFD1697","Sale: Value: Industrial Obligations     ",       5373
"RCB4.A.1.A","RCFD1698","Held: Cost: Security Guaranteed GNMA    ",          0
"RCB4.A.1.B","RCFD1699","Held: Value: Security Guaranteed GNMA   ",          0
"RCB4.A.1.C","RCFD1701","Sale: Cost: Security Guaranteed GNMA    ",      52170
"RCB4.A.1.D","RCFD1702","Sale: Value: Security Guaranteed GNMA   ",      53904
"RCB4.A.2.A","RCFD1703","Held: Cost: Security Issued FNMA        ",          0
"RCB4.A.2.B","RCFD1705","Held: Value: Security Issued FNMA       ",          0
"RCB4.A.2.C","RCFD1706","Sale: Cost: Security Issued FNMA        ",     279252
"RCB4.A.2.D","RCFD1707","Sale: Value: Security Issued FNMA       ",     287763
"RCB4.A.3.A","RCFD1709","Held: Cost: Other Pass-Through Secs     ",          0
"RCB4.A.3.B","RCFD1710","Held: Value: Other Pass-Through Secs    ",          0
"RCB4.A.3.C","RCFD1711","Sale: Cost: Other Pass-Through Secs     ",         37
"RCB4.A.3.D","RCFD1713","Sale: Value: Other Pass-Through Secs    ",         38
"RCB4.B.1.A","RCFD1714","Held: Cost: Issued/Guar. FNMA, Etc.     ",          0
"RCB4.B.1.B","RCFD1715","Held: Value: Issued/Guar. FNMA, Etc.    ",          0
"RCB4.B.1.C","RCFD1716","Sale: Cost: Issued/Guar. FNMA, Etc.     ",      17573
"RCB4.B.1.D","RCFD1717","Sale: Value: Issued/Guar. FNMA, Etc.    ",      17392
"RCB4.B.2.A","RCFD1718","Held: Cost: Collateralized MBS -FNMA    ",          0
"RCB4.B.2.B","RCFD1719","Held: Value: Collateralized MBS -FNMA   ",          0
"RCB4.B.2.C","RCFD1731","Sale: Cost: Collateralized MBS -FNMA    ",          0
"RCB4.B.2.D","RCFD1732","Sale: Value: Collateralized MBS -FNMA   ",          0
"RCB4.B.3.A","RCFD1733","Held: Cost: All Other MBS               ",          0
"RCB4.B.3.B","RCFD1734","Held: Value: All Other MBS              ",          0
"RCB4.B.3.C","RCFD1735","Sale: Cost: All Other MBS               ",       1663
"RCB4.B.3.D","RCFD1736","Sale: Value: All Other MBS              ",       1666
"RCB5.A.A  ","RCFD1737","Held: Cost: Other Domestic Debt Sec.    ",          0
"RCB5.A.B  ","RCFD1738","Held: Value: Other Domestic Debt Sec.   ",          0
"RCB5.A.C  ","RCFD1739","Sale: Cost: Other Domestic Debt Sec.    ",       2763
"RCB5.A.D  ","RCFD1741","Sale: Value: Other Domestic Debt Sec.   ",       2775
"RCB5.B.A  ","RCFD1742","Held: Cost: Foreign Debt Securities     ",          0
"RCB5.B.B  ","RCFD1743","Held: Value: Foreign Debt Securities    ",          0
"RCB5.B.C  ","RCFD1744","Sale: Cost: Foreign Debt Securities     ",          0
"RCB5.B.D  ","RCFD1746","Sale: Value: Foreign Debt Securities    ",          0
"RCB6.A.C  ","RCFDA510","Sale: Cost: Securities Mutual Funds     ",       2912
"RCB6.A.D  ","RCFDA511","Sale: Value: Securities Mutual Funds    ",       2912
"RCB6.B.C  ","RCFD1752","Sale: Cost: Other Equity Securities     ",      90679
"RCB6.B.D  ","RCFD1753","Sale: Value: Other Equity Securities    ",      90679
"RCB7.A    ","RCFD1754"," Total Held-to-maturity - Amort Cost    ",          0
"RCB7.B    ","RCFD1771"," Total Held-to-maturity - Fair Value    ",          0
"RCB7.C    ","RCFD1772"," Total Avail-for-sale - Amort Cost      ",    1148761
"RCB7.D    ","RCFD1773"," Total Avail-for-sale - Fair Value      ",    1180187
"RCBM.1    ","RCFD0416","Pledged                                 ",     161066
"RCBM.2.A.1","RCFDA549","Memoranda: Non-Mort Debt * 3 MO         ",       4262
"RCBM.2.A.2","RCFDA550","Memoranda: Non-Mort Debt 3-12 MO        ",      71002
"RCBM.2.A.3","RCFDA551","Memoranda: Non-Mort Debt 1-3 YRS        ",     156286
"RCBM.2.A.4","RCFDA552","Memoranda: Non-Mort Debt 3-5 YRS        ",     181621
"RCBM.2.A.5","RCFDA553","Memoranda: Non-Mort Debt 5-15 YRS       ",     207531
"RCBM.2.A.6","RCFDA554","Memoranda: Non-Mort Debt ** 15 YRS      ",     105131
"RCBM.2.B.1","RCFDA555","Memoranda: Mort Pass Thru * 3 MO        ",      25992
"RCBM.2.B.2","RCFDA556","Memoranda: Mort Pass Thru 3-12 MO       ",      29198
"RCBM.2.B.3","RCFDA557","Memoranda: Mort Pass Thru 1-3 YRS       ",        129
"RCBM.2.B.4","RCFDA558","Memoranda: Mort Pass Thru 3-5 YRS       ",        891
"RCBM.2.B.5","RCFDA559","Memoranda: Mort Pass Thru 5-15 YRS      ",      13705
"RCBM.2.B.6","RCFDA560","Memoranda: Mort Pass Thru ** 15 YRS     ",     271790
"RCBM.2.C.1","RCFDA561","Memoranda: Other Mort-backed * 3 YRS    ",      19058
"RCBM.2.C.2","RCFDA562","Memoranda: Other Mort-backed ** 3 YRS   ",          0
"RCBM.2.D  ","RCFDA248","Memoranda: Tot Debt * 1 YR              ",      71679
"RCBM.7    ","RCFD1778","Amortized Cost Held Securities Sold     ",          0
"RCBM.8.A  ","RCFD8780","High Risk Mortgage Secs - Amort Cost    ",         37
"RCBM.8.B  ","RCFD8781","High Risk Mortgage Secs - Fair Value    ",         38
"RCBM.9.A  ","RCFD8782","Structured Notes - Amortized Cost       ",        200
"RCBM.9.B  ","RCFD8783","Structured Notes - Fair Value           ",        199
"RCC01.A   ","RCFD1410","Consolidated RE Loans                   ",   10178946
"RCC01.A.B ","RCON1415","Domestic Const/Development Loans        ",      71972
"RCC01.B.B ","RCON1420","Domestic Secured by Farmland            ",        291
"RCC01.C.1B","RCON1797","Domestic Secured by 1-4  Revolving      ",     119552
"RCC01.C.2A","RCON5367","Domestic Secured by 1-4  Other          ",    9201497
"RCC01.C.2B","RCON5368","Domestic Secured by 1-4  Other          ",     368766
"RCC01.D.B ","RCON1460","Domestic Secured by 5+                  ",      56064
"RCC01.E.B ","RCON1480","Domestic Secured by Nonfarm Nonreside   ",     360804
"RCC02.A.B ","RCON1505","Domestic to US Coml Banks               ",     387518
"RCC02.A1.A","RCFD1506","Consolidated to US Branches of Forei"   ",          0
"RCC02.A2.A","RCFD1507","Consolidated to Other US Coml Banks "   ",     396869
"RCC02.B.A ","RCFD1517","Consolidated  to Other Dep'y in US      ",          0
"RCC02.B.B ","RCON1517","Domestic  to Other Dep'y in US          ",          0
"RCC02.C.B ","RCON1510","Domestic  to Foreign Banks              ",         79
"RCC02.C1.A","RCFD1513","Consolidated to For Branches US Bank"   ",       5216
"RCC02.C2.A","RCFD1516","Consolidated to Foreign Banks       "   ",      60435
"RCC03.A   ","RCFD1590","Consolidated  to Farmers                ",      18898
"RCC03.B   ","RCON1590","Domestic to Farmers                     ",      18898
"RCC04.A.A ","RCFD1763","Consolidated US Coml                    ",    3498437
"RCC04.A.B ","RCON1763","Domestic US Coml                        ",    3498437
"RCC04.B.A ","RCFD1764","Consolidated non-US Coml                ",      57949
"RCC04.B.B ","RCON1764","Domestic non-US Coml                    ",          0
"RCC05.A.A ","RCFD1756","Consolidated Accep's of US Banks        ",          0
"RCC05.A.B ","RCON1756","Domestic Accep's of US Bank             ",          0
"RCC05.B.A ","RCFD1757","Consolidated Accep's of Foreign Banks   ",       2424
"RCC05.B.B ","RCON1757","Domestic Accep's of Foreign Banks       ",       2424
"RCC06.A.A ","RCFD2008","Consolidated Credit Cards               ",     183051
"RCC06.B   ","RCON1975","Domestic Consumer                       ",     771827
"RCC06.B.A ","RCFD2011","Consolidated Other Consumer             ",     589479
"RCC07.A   ","RCFD2081","Consolidated Loans to For Govts         ",       5000
"RCC07.B   ","RCON2081","Domestic Loans to For Govts             ",       5000
"RCC08.A   ","RCFD2107","Consolidated Obligations US             ",       9465
"RCC08.B   ","RCON2107","Domestic Obligations US                 ",       9465
"RCC09.A   ","RCFD1563","Consolidated Other                      ",     538473
"RCC09.A.B ","RCON1545","Domestic Loans for Securities           ",      49067
"RCC09.B.B ","RCON1564","Domestic Other                          ",     489406
"RCC10.A.A ","RCFD2182","Consolidated US Leases                  ",     780925
"RCC10.B   ","RCON2165","Domestic Leases                         ",     780925
"RCC10.B.A ","RCFD2183","Consolidated For Leases                 ",          0
"RCC11.A   ","RCFD2123","LESS: Consolidated Unearned Income      ",       1628
"RCC11.B   ","RCON2123","LESS: Domestic Unearned Income          ",        842
"RCC12.A   ","RCFD2122","Total Loans & Leases (Consolidated)     ",   16323939
"RCC12.B   ","RCON2122","Total Loans & Leases (Domestic)         ",   16191150
"RCCM.2.A1A","RCFD1687","Cons Restruc'd US RE                    ",          0
"RCCM.2.A2A","RCFD1689","Cons Restruc'd non-US RE                ",          0
"RCCM.2.B.A","RCFD8691","Cons Restruc'd - All Other Loan/Lease   ",          0
"RCCM.2.C.A","RCFD8692","Cons Restruc'd - Non-U.S. Addressees    ",          0
"RCCM.3.A.1","RCONA564","Memo: Loans Secd by Real Est * 3 MO     ",    8204723
"RCCM.3.A.2","RCONA565","Memo: Loans Secd by Real Est 3-12 MO    ",     387937
"RCCM.3.A.3","RCONA566","Memo: Loans Secd by Real Est 1-3 YRS    ",      68464
"RCCM.3.A.4","RCONA567","Memo: Loans Secd by Real Est 3-5 YRS    ",      57455
"RCCM.3.A.5","RCONA568","Memo: Loans Secd by Real Est 5-15 YRS   ",     330370
"RCCM.3.A.6","RCONA569","Memo: Loans Secd by Real Est ** 15 YRS  ",     145918
"RCCM.3.B.1","RCFDA570","Memo: Other Loans/Leases * 3 MO         ",    3199218
"RCCM.3.B.2","RCFDA571","Memo: Other Loans/Leases 3-12 MO        ",     967131
"RCCM.3.B.3","RCFDA572","Memo: Other Loans/Leases 1-3 YRS        ",    1176253
"RCCM.3.B.4","RCFDA573","Memo: Other Loans/Leases 3-5 YRS        ",     968090
"RCCM.3.B.5","RCFDA574","Memo: Other Loans/Leases 5-15 YRS       ",     692773
"RCCM.3.B.6","RCFDA575","Memo: Other Loans/Leases ** 15 YRS      ",      94919
"RCCM.3.C  ","RCFDA247","Memo: Tot Remg Loans/Leases * 1 YR      ",   11002672
"RCCM.3.D  ","RCONA577","Memo: Non-Farm/Res Loans/Leases ** 5YR  ",     110739
"RCCM.3.E  ","RCFDA578","Memo: Comm/Indust ** 3 YRS              ",    1135795
"RCCM.4    ","RCFD2746","Loans to fin. comm. real est., constr   ",          0
"RCCM.5    ","RCFD5369","Loans & leases held for sale            ",    7945494
"RCCM.6    ","RCON5370","Adj. rate closed-end loans secured      ",    1938261
"RCCP2.01  ","RCON6999","YES/NO - RCC01.E & RCC04 **= $ 100,000  ",          0
"RCCP2.02AA","RCON5562","Number of Loans RCC01.E                 ",          0
"RCCP2.02BA","RCON5563","Number of Loans RCC04                   ",          0
"RCCP2.03AA","RCON5564","Number of Loans RCC01.E Orig *= $100K   ",          0
"RCCP2.03AB","RCON5565","Amount of Loans RCC01.E Orig *= $100K   ",          0
"RCCP2.03BA","RCON5566","# of Loans RCC01.E $100K*Orig*=$250K    ",          0
"RCCP2.03BB","RCON5567","$ of Loans RCC01.E $100K*Orig*=$250K    ",          0
"RCCP2.03CA","RCON5568","# of Loans RCC01.E $250K * Orig *=$1M   ",          0
"RCCP2.03CB","RCON5569","$ of Loans RCC01.E $250K * Orig *=$1M   ",          0
"RCCP2.04AA","RCON5570","Number of Loans RCC04 Orig *= $100K     ",          0
"RCCP2.04AB","RCON5571","Amount of Loans RCC04 Orig *= $100K     ",          0
"RCCP2.04BA","RCON5572","# of Loans RCC04 $100K* Orig *= $250K   ",          0
"RCCP2.04BB","RCON5573","$ of Loans RCC04 $100K* Orig *= $250K   ",          0
"RCCP2.04CA","RCON5574","# of Loans RCC04 $250K * Orig *= $1M    ",          0
"RCCP2.04CB","RCON5575","$ of Loans RCC04 $250K * Orig *= $1M    ",          0
"RCCP2.05  ","RCON6860","YES/NO - RCC01.B & RCC03 **= $ 100,000  ",          0
"RCCP2.06AA","RCON5576","Number of Loans RCC01.B                 ",          0
"RCCP2.06BA","RCON5577","Number of Loans RCC03                   ",          0
"RCCP2.07AA","RCON5578","Number of Loans RCC01.B Orig *= $100K   ",          0
"RCCP2.07AB","RCON5579","Amount of Loans RCC01.B Orig *= $100K   ",          0
"RCCP2.07BA","RCON5580","# of Loans RCC01.B $100K*Orig*=$250K    ",          0
"RCCP2.07BB","RCON5581","$ of Loans RCC01.B $100K*Orig*=$250K    ",          0
"RCCP2.07CA","RCON5582","# of Loans RCC01.B $250K *Orig*=$500K   ",          0
"RCCP2.07CB","RCON5583","$ of Loans RCC01.B $250K *Orig*=$500K   ",          0
"RCCP2.08AA","RCON5584","Number of Loans RCC03 - Orig *= $100K   ",          0
"RCCP2.08AB","RCON5585","Amount of Loans RCC03 - Orig *= $100K   ",          0
"RCCP2.08BA","RCON5586","# of Loans RCC03 - $100K*Orig*=$250K    ",          0
"RCCP2.08BB","RCON5587","$ of Loans RCC03 - $100K*Orig*=$250K    ",          0
"RCCP2.08CA","RCON5588","# of Loans RCC03 - $250K *Orig*=$500K   ",          0
"RCCP2.08CB","RCON5589","$ of Loans RCC03 - $250K *Orig*=$500K   ",          0
"RCD01     ","RCON3531","US Treasury securities                  ",     103953
"RCD02     ","RCON3532","US Govt agency obligations              ",          0
"RCD03     ","RCON3533","Securities issued by State and Subdiv   ",          0
"RCD04.A   ","RCON3534","Pass-through secs by FNMA/FHLMC/GNMA    ",       9874
"RCD04.B   ","RCON3535","CMOs and REMICs issued by FNMA/FHLMC    ",          0
"RCD04.C   ","RCON3536","All other mortgage-backed securities    ",          0
"RCD05     ","RCON3537","Other debt securities                   ",          0
"RCD09     ","RCON3541","Other trading assets domestic           ",          0
"RCD10     ","RCFN3542","Trading assets foreign                  ",          0
"RCD11.A   ","RCON3543","Gains on rate & contracts domestic      ",      20908
"RCD11.B   ","RCFN3543","Gains on rate & contracts foreign       ",          0
"RCD12     ","RCFD3545","Total Trading Assets                    ",     134735
"RCD13     ","RCFD3546","Liability for short positions           ",          0
"RCD14     ","RCFD3547","Losses on rate & contracts              ",      20111
"RCD15     ","RCFD3548","Total trading liabilities               ",      20111
"RCE1.1.A  ","RCON2201","Private Transaction                     ",    2930723
"RCE1.1.B  ","RCON2240","Private Demand Deposits                 ",    2814492
"RCE1.1.C  ","RCON2346","Private Nontransaction                  ",    5653416
"RCE1.2.A  ","RCON2202","USG Transaction                         ",      20334
"RCE1.2.B  ","RCON2280","USG Demand Deposits                     ",      20334
"RCE1.2.C  ","RCON2520","USG Nontransaction                      ",          0
"RCE1.3.A  ","RCON2203","State/Local Transaction                 ",      16457
"RCE1.3.B  ","RCON2290","State/Local Demand Deposits             ",      16370
"RCE1.3.C  ","RCON2530","State/Local Nontransaction              ",       8729
"RCE1.4.A  ","RCON2206","US Coml Banks Transaction               ",     579407
"RCE1.4.B  ","RCON2310","US Coml Banks Demand Deposits           ",     579407
"RCE1.4.C  ","RCON2550","US Coml Banks Nontransaction            ",          0
"RCE1.5.A  ","RCON2207","Other US Dep'y Transaction              ",      20329
"RCE1.5.B  ","RCON2312","Other US Dep'y Demand Deposits          ",      20329
"RCE1.5.C  ","RCON2349","Other US Dep'y Nontransaction           ",          0
"RCE1.6.A  ","RCON2213","For Banks Transaction                   ",       7750
"RCE1.6.B  ","RCON2320","For Banks Demand Deposits               ",       7750
"RCE1.6.C  ","RCON2236","For Branches US Banks Nontransaction    ",          0
"RCE1.7.A  ","RCON2216","For Govt Transaction                    ",          0
"RCE1.7.B  ","RCON2300","For Govt Demand Deposits                ",          0
"RCE1.7.C  ","RCON2377","For Govt Nontransaction                 ",          0
"RCE1.8.A  ","RCON2330","Certified Checks: Transaction           ",      13435
"RCE1.8.B  ","RCON2330","Certified Checks: Demand                ",      13435
"RCE1.9.A  ","RCON2215","Total Transaction Accounts              ",    3588435
"RCE1.9.B  ","RCON2210","Total Demand Deposits                   ",    3472117
"RCE1.9.C  ","RCON2385","Total Nontransaction Accounts           ",    5662145
"RCE1.M.1.A","RCON6835","IRA/Keogh                               ",     490105
"RCE1.M.1.B","RCON2365","Brokered                                ",          0
"RCE1.M.1.E","RCON5590","Memoranda: Preferred Deposits           ",          0
"RCE1.M.1C1","RCON2343","Brokered * $100K                        ",          0
"RCE1.M.1C2","RCON2344","Brokered Participated to * $100K        ",          0
"RCE1.M.1D1","RCONA243","Matur data:denom * 100k,matur*= 1 yr    ",          0
"RCE1.M.1D2","RCONA244","Matur data:denom =**100k,matur*= 1 yr   ",          0
"RCE1.M.2.B","RCON6648","Memoranda: Time Deposits *$100 000      ",    1577035
"RCE1.M.2.C","RCON2604","Memoranda: Time Deposits **=$100 000    ",     194780
"RCE1.M.2A1","RCON6810","MMDAs                                   ",    1818501
"RCE1.M.2A2","RCON0352","Other Savings                           ",    2071829
"RCE1.M.3  ","RCON2398","NOW                                     ",     116318
"RCE1.M.5A1","RCONA579","Memo: Time Deps * 100K * 3 MO           ",     261983
"RCE1.M.5A2","RCONA580","Memo: Time Deps * 100K 3-12 MO          ",     662781
"RCE1.M.5A3","RCONA581","Memo: Time Deps * 100K 1-3 YRS          ",     555968
"RCE1.M.5A4","RCONA582","Memo: Time Deps * 100K ** 3 YRS         ",      96303
"RCE1.M.5B ","RCONA241","Memo: Time Deps * 100K * 1 YR           ",     924764
"RCE1.M.6A1","RCONA584","Memo: Time Deps ** 100K * 3 MO          ",      68578
"RCE1.M.6A2","RCONA585","Memo: Time Deps ** 100K 3-12 MO         ",      62140
"RCE1.M.6A3","RCONA586","Memo: Time Deps ** 100K 1-3 YRS         ",      49815
"RCE1.M.6A4","RCONA587","Memo: Time Deps ** 100K ** 3 YRS        ",      14247
"RCE1.M.6B ","RCONA242","Memo: Time Deps ** 100K * 1 YR          ",     130718
"RCE2.1    ","RCFN2621","Private                                 ",     462869
"RCE2.2    ","RCFN2623","US Banks                                ",    2611554
"RCE2.3    ","RCFN2625","For Banks                               ",      29710
"RCE2.4    ","RCFN2650","For Govts                               ",          0
"RCE2.5    ","RCFN2330","Certified Checks                        ",         81
"RCE2.6    ","RCFN2668","Other                                   ",        260
"RCE2.7    ","RCFN2200","Total Deps in Foreign Offices           ",    3104474
"RCE2.M.1  ","RCFNA245","Memo:TD with remaining maturity*=1 yr   ",    3062182
"RCF1      ","RCFD2164","Income Earned Not Collected Loans       ",      53688
"RCF2      ","RCFD2148","Net Deferred Tax Assets                 ",          0
"RCF3.A    ","RCFDA519","Interest Only Strip: Mortgage Loans     ",          0
"RCF3.B    ","RCFDA520","Interest Only Strip: Other Assets       ",          0
"RCF4      ","RCFD2168","Other Assets                            ",     279171
"RCF4.A    ","RCFD3549","Other Assets - Line A                   ",      84011
"RCF4.B    ","RCFD3550","Other Assets - Line B                   ",      72677
"RCF4.C    ","RCFD3551","Other Assets - Line C                   ",          0
"RCF5      ","RCFD2160"," Total Other Assets                     ",     332859
"RCFM.1    ","RCFD5610","Memo: Deferred Tax Assets Disallowed    ",          0
"RCG1.A    ","RCON3645","Expenses Accrued and Unpaid on deposi   ",      32233
"RCG1.B    ","RCFD3646","Other Expenses Accrued and Unpaid       ",     363315
"RCG2      ","RCFD3049","Net Deferred Tax Liabilities            ",     149111
"RCG3      ","RCFD3000","Minority Interest in Subsidiaries       ",        318
"RCG4      ","RCFD2938","Other Liabilities                       ",      15046
"RCG4.A    ","RCFD3552","Other Liabilities - Line A              ",          0
"RCG4.B    ","RCFD3553","Other Liabilities - Line B              ",          0
"RCG4.C    ","RCFD3554","Other Liabilities - Line C              ",          0
"RCG5      ","RCFD2930"," Total Other Liabilities                ",     560023
"RCH01     ","RCON2155","Customers' Liability on Acceptances     ",       7226
"RCH02     ","RCON2920","Bank's Liability on Acceptances         ",       7226
"RCH03     ","RCON1350","Fed Funds Sold                          ",    3693116
"RCH04     ","RCON2800","Fed Funds Purchased                     ",    7932130
"RCH05     ","RCON3190","Other Borrowed Money                    ",     242106
"RCH06     ","RCON2163","Net Due from Own For Offices            ",          0
"RCH07     ","RCON2941","Net Due to Own For Offices              ",    2956185
"RCH08     ","RCON2192"," Total Assets                           ",   22834849
"RCH09     ","RCON3129"," Total Liabilities                      ",   18212592
"RCH10     ","RCON1039","US Treasury Securities                  ",     573778
"RCH11     ","RCON1041","US Government agency obligations        ",        200
"RCH12     ","RCON1042","Securities issued by US states/subdiv   ",     127734
"RCH13.A.1 ","RCON1043","MBS: Pass-Through: FNMA/FHLMC/GNMA      ",     331422
"RCH13.A.2 ","RCON1044","MBS: Pass-Through: Other Pass-Through   ",         37
"RCH13.B.1 ","RCON1209","MBS: Other MBS: FNMA/FHLMC/GNMA         ",      17573
"RCH13.B.2 ","RCON1280","MBS: Other MBS: All Other MBS           ",          0
"RCH14     ","RCON1281","Other Domestic Debt Securities          ",       1663
"RCH15     ","RCON1282","Foreign Debt Securities                 ",          0
"RCH16.A   ","RCONA510","Equity Securities: Mutual Fund/Eq Sec   ",       2912
"RCH16.B   ","RCON1752","Equity Securities: All others           ",      90679
"RCH17     ","RCON1374","Total Securities Held and Sale          ",    1145998
"RCHM.1    ","RCON3051","Net Due from Own IBF                    ",          0
"RCHM.2    ","RCON3059","Net Due to Own IBF                      ",          0
"RCI1      ","RCFN2133"," Total IBF Assets                       ",          0
"RCI2      ","RCFN2076"," Total IBF Loans/Leases                 ",          0
"RCI3      ","RCFN2077","IBF Coml/Indl                           ",          0
"RCI4      ","RCFN2898"," Total IBF Liabilities                  ",          0
"RCI5      ","RCFN2379","IBF Deposit Liabilities Due to Banks    ",          0
"RCI6      ","RCFN2381","Other IBF Deposit Liabilities           ",          0
"RCK01     ","RCFD3381","Interest-bearing Balances               ",      34788
"RCK02     ","RCFD3382","US Govt/Treasury                        ",     800460
"RCK03     ","RCFD3383","State/Local Securities                  ",     127851
"RCK04.A   ","RCFD3647","Other debt Securities                   ",       2776
"RCK04.B   ","RCFD3648","Other equity Securities                 ",      93583
"RCK05     ","RCFD3365","Fed Funds Sold                          ",    3417831
"RCK06.A.1 ","RCON3360"," Total Loans                            ",   13561554
"RCK06.A.2 ","RCON3385","RE Loans                                ",    7742571
"RCK06.A.3 ","RCON3386","Agricultural & Farm Loans               ",      17833
"RCK06.A.4 ","RCON3387","Commercial/Industrial Loans             ",    4267922
"RCK06.A.5 ","RCON3388","Consumer Loans                          ",     802573
"RCK06.B   ","RCFN3360","Foreign Office Loans                    ",     154912
"RCK07     ","RCFD3401","Assets Held in Trading Accounts         ",      77090
"RCK08     ","RCFD3484","Lease Fin'g Receivables                 ",     768173
"RCK09     ","RCFD3368"," Total Assets                           ",   19859517
"RCK10     ","RCON3485","Domestic Transaction Accounts           ",      96243
"RCK11.A   ","RCON3486","MMDAs                                   ",    1794483
"RCK11.B   ","RCON3487","Other Savings                           ",    1960621
"RCK11.C   ","RCONA514","Time Deposits **= $100,000              ",     314236
"RCK11.D   ","RCONA529","Time Deposits * $100,000                ",    1587920
"RCK12     ","RCFN3404","Interest-bearing Deposits in For Offi   ",    3304050
"RCK13     ","RCFD3353","Fed Funds Purchased                     ",    5108310
"RCK14     ","RCFD3355","Other Borrowed Money                    ",     225565
"RCL01.A   ","RCFD3814","Unused Commits: Revolv Lines Secured    ",     261471
"RCL01.B   ","RCFD3815","Unused Commits: Credit Card Lines       ",          0
"RCL01.C.1 ","RCFD3816","Unused Commits: Fund loans secured      ",      48086
"RCL01.C.2 ","RCFD6550","Unused Commits: Fund loans not secure   ",      15170
"RCL01.D   ","RCFD3817","Unused Commits: Securities Underwrit    ",          0
"RCL01.E   ","RCFD3818","Unused Commits: Other Unused Commits    ",    4805140
"RCL02     ","RCFD3819","Fincl Standby Letters of Credit         ",     992975
"RCL02.A   ","RCFD3820","Amount Fincl Standby Letters Conveyed   ",     466810
"RCL03     ","RCFD3821","Perfm Standby Letters of Credit         ",      83263
"RCL03.A   ","RCFD3822","Amount Perfm Standby Letters Conveyed   ",      17897
"RCL04     ","RCFD3411","Commercl & Similar Letters of Credit    ",     146007
"RCL05     ","RCFD3428","Participations in Acceptncs Conveyed    ",          0
"RCL06     ","RCFD3429","Participations in Acceptncs Acquired    ",          0
"RCL07     ","RCFD3432","Securities Borrowed                     ",    4636664
"RCL08     ","RCFD3433","Securities Lent                         ",     391701
"RCL09.A.1 ","RCFDA521","1-4 Family: Outstanding Balance         ",      15509
"RCL09.A.2 ","RCFDA522","1-4 Family: Amount of Recourse          ",      15509
"RCL09.B.1 ","RCFDA523","Other Assets: Outstanding Balance       ",          0
"RCL09.B.2 ","RCFDA524","Other Assets: Amount of Recourse        ",          0
"RCL09.C.1 ","RCFDA249","Sml busns obligations:Outstanding bal   ",          0
"RCL09.C.2 ","RCFDA250","Sml busns obligations:retaind recours   ",          0
"RCL10.A   ","RCFDA534","Credit Derivatives: Guarantor           ",          0
"RCL10.B   ","RCFDA535","Credit Derivatives: Beneficiary         ",      25000
"RCL11     ","RCFD8765","Spot Foreign Exchange Contracts         ",     284199
"RCL12     ","RCFD3430","All Other Off-Balance Sheet Liabs       ",          0
"RCL12.A   ","RCFD3555","Other Off-Balance Sheet Liabilities-A   ",          0
"RCL12.B   ","RCFD3556","Other Off-Balance Sheet Liabilities-B   ",          0
"RCL12.C   ","RCFD3557","Other Off-Balance Sheet Liabilities-C   ",          0
"RCL12.D   ","RCFD3558","Other Off-Balance Sheet Liabilities-D   ",          0
"RCL13     ","RCFD5591","All Other Off-Balance Sheet Assets      ",          0
"RCL13.A   ","RCFD5592","Other Off-Balance Sheet Assets - A      ",          0
"RCL13.B   ","RCFD5593","Other Off-Balance Sheet Assets - B      ",          0
"RCL13.C   ","RCFD5594","Other Off-Balance Sheet Assets - C      ",          0
"RCL13.D   ","RCFD5595","Other Off-Balance Sheet Assets - D      ",          0
"RCL14.A.A ","RCFD8693","Int Rate Contracts - Gross Futures      ",     225500
"RCL14.A.B ","RCFD8694","Forgn Exch Contracts - Gross Futures    ",          0
"RCL14.A.C ","RCFD8695","Equity Contracts - Gross Futures        ",          0
"RCL14.A.D ","RCFD8696","Commodity Contracts - Gross Futures     ",          0
"RCL14.B.A ","RCFD8697","Int Rate Contracts - Gross Forwards     ",          0
"RCL14.B.B ","RCFD8698","Forgn Exch Contracts - Gross Forwards   ",     973594
"RCL14.B.C ","RCFD8699","Equity Contracts - Gross Forwards       ",          0
"RCL14.B.D ","RCFD8700","Commodity Contracts - Gross Forwards    ",          0
"RCL14.C.1A","RCFD8701","Int Rate Contracts - Exchg Trad Wrttn   ",          0
"RCL14.C.1B","RCFD8702","Forgn Exch Contracts - Exchg Trad Wrt   ",          0
"RCL14.C.1C","RCFD8703","Equity Contracts - Exchg Trad Written   ",          0
"RCL14.C.1D","RCFD8704","Commodity Contracts - Exchg Trad Wrtn   ",          0
"RCL14.C.2A","RCFD8705","Int Rate Contracts - Exchg Trad Purch   ",          0
"RCL14.C.2B","RCFD8706","Forgn Exch Contracts - Exchg Trad Pur   ",          0
"RCL14.C.2C","RCFD8707","Equity Contracts - Exchg Trad Purchas   ",          0
"RCL14.C.2D","RCFD8708","Commodity Contracts - Exchg Trade Pur   ",          0
"RCL14.D.1A","RCFD8709","Int Rate Contracts - OTC Written Optn   ",     526475
"RCL14.D.1B","RCFD8710","Forgn Exch Contracts - OTC Wrtn Optns   ",          0
"RCL14.D.1C","RCFD8711","Equity Contracts - OTC Written Option   ",          0
"RCL14.D.1D","RCFD8712","Commodity Contracts - OTC Written Opt   ",      19793
"RCL14.D.2A","RCFD8713","Int Rate Contracts - OTC Purchased Op   ",     419243
"RCL14.D.2B","RCFD8714","Forgn Exch Contracts - OTC Purchased    ",          0
"RCL14.D.2C","RCFD8715","Equity Contracts - OTC Purchased Optn   ",          0
"RCL14.D.2D","RCFD8716","Commodity Contracts - OTC Purch Optn    ",      21422
"RCL14.E.A ","RCFD3450","Int Rate Contracts - Gross Swaps        ",    4581621
"RCL14.E.B ","RCFD3826","Forgn Exch Contracts - Gross Swaps      ",          0
"RCL14.E.C ","RCFD8719","Equity Contracts - Gross Swaps          ",          0
"RCL14.E.D ","RCFD8720","Commodity Contracts - Gross Swaps       ",      15107
"RCL15.A   ","RCFDA126","Int Rate Contracts - Gross Held Trade   ",    2291239
"RCL15.B   ","RCFDA127","Forgn Exch Contracts - Gross Held Trd   ",     973594
"RCL15.C   ","RCFD8723","Equity Contracts - Gross Held Trading   ",          0
"RCL15.D   ","RCFD8724","Commodity Contracts - Gross Held Trad   ",      56322
"RCL16.A.A ","RCFD8725","Int Rate Contracts - Marked to Market   ",          0
"RCL16.A.B ","RCFD8726","Forgn Exch Contracts - Marked to Mrkt   ",          0
"RCL16.A.C ","RCFD8727","Equity Contracts - Marked to Market     ",          0
"RCL16.A.D ","RCFD8728","Commodity  Contracts - Marked to Mrkt   ",          0
"RCL16.B.A ","RCFD8729","Int Rate Contracts - NOT Marked         ",    3461600
"RCL16.B.B ","RCFD8730","Forgn Exch Contracts - NOT Marked       ",          0
"RCL16.B.C ","RCFD8731","Equity Contracts - NOT Marked           ",          0
"RCL16.B.D ","RCFD8732","Commodity  Contracts - NOT Marked       ",          0
"RCL16.C.A ","RCFDA589","Int Rate Contracts - Bank Pays Fixed    ",     375000
"RCL17.A.1A","RCFD8733","Int Rate Contracts Held - Pos Values    ",       4867
"RCL17.A.1B","RCFD8734","Forgn Exch Contracts Held - Pos Value   ",      14316
"RCL17.A.1C","RCFD8735","Equity Contracts Held - Pos Values      ",          0
"RCL17.A.1D","RCFD8736","Commodity Contracts Held - Pos Value    ",       1725
"RCL17.A.2A","RCFD8737","Int Rate Contracts Held - Neg Values    ",       5052
"RCL17.A.2B","RCFD8738","Forgn Exch Contracts Held - Neg Value   ",      13166
"RCL17.A.2C","RCFD8739","Equity Contracts Held - Neg Values      ",          0
"RCL17.A.2D","RCFD8740","Commodity Contracts Held - Neg Value    ",       1830
"RCL17.B.1A","RCFD8741","Int Rate Contracts Markd- Pos Values    ",          0
"RCL17.B.1B","RCFD8742","Forgn Exch Contracts Markd- Pos Value   ",          0
"RCL17.B.1C","RCFD8743","Equity Contracts Markd- Pos Values      ",          0
"RCL17.B.1D","RCFD8744","Commodity Contracts Markd- Pos Value    ",          0
"RCL17.B.2A","RCFD8745","Int Rate Contracts Markd- Neg Values    ",          0
"RCL17.B.2B","RCFD8746","Forgn Exch Contracts Markd- Neg Value   ",          0
"RCL17.B.2C","RCFD8747","Equity Contracts Markd- Neg Values      ",          0
"RCL17.B.2D","RCFD8748","Commodity Contracts Markd- Neg Value    ",          0
"RCL17.C.1A","RCFD8749","Int Rate Contracts Not Markd - PosVal   ",      76655
"RCL17.C.1B","RCFD8750","Forgn Exch Contracts Not Markd-PosVal   ",          0
"RCL17.C.1C","RCFD8751","Equity Contracts Not Markd - PosVal     ",          0
"RCL17.C.1D","RCFD8752","Commodity Contracts Not Markd-PosVal    ",          0
"RCL17.C.2A","RCFD8753","Int Rate Contracts Not Markd - NegVal   ",       1035
"RCL17.C.2B","RCFD8754","Forgn Exch Contracts Not Markd-NegVal   ",          0
"RCL17.C.2C","RCFD8755","Equity Contracts Not Markd - NegVal     ",          0
"RCL17.C.2D","RCFD8756","Commodity Contracts Not Markd-NegVal    ",          0
"RCLM.3    ","RCFD3833","Unused Commitments ** 1 year            ",    4592659
"RCLM.3.A  ","RCFD3834","Participations in Commitments ** 1 Yr   ",     229159
"RCLM.4    ","RCFD3377","Standby Letters of Credit - Non-U.S.    ",        475
"RCLM.5.A  ","RCFD2741","Con Inst Lns w/o recourse - Prv Autos   ",          0
"RCLM.5.B  ","RCFD2742","Con Inst Lns w/o recourse - Crd Cards   ",          0
"RCLM.5.C  ","RCFD2743","Con Inst Lns w/o recourse - All other   ",          0
"RCM1.A    ","RCFD6164","Credit to Executives/Principals         ",       6495
"RCM1.B    ","RCFD6165","Number of Execs Who Borrowed $500K/5%   ",          3
"RCM10.A   ","RCON6441","Mutual Fund: Money Market Funds         ",      79979
"RCM10.B   ","RCON8427","Mutual Fund: Equity Securities          ",          0
"RCM10.C   ","RCON8428","Mutual Fund: Debt Securities            ",          0
"RCM10.D   ","RCON8429","Mutual Fund: Other Mutual Funds         ",      51935
"RCM10.E   ","RCON8430","Mutual Fund: Annuities                  ",      11598
"RCM10.F   ","RCON8784","Mutual Fund: Sales of Proprietary       ",      90019
"RCM11     ","RCFDA525","Net Unamortized Gains (Sched RC)        ",     -22177
"RCM12     ","RCFDA526","Assets Netted Against (Sched RC)        ",          0
"RCM13     ","RCFDA591","Outstanding Principal Bal Serviced      ",          0
"RCM2      ","RCFD3405","Fed Funds Sold -- Foreign Banks         ",    2090250
"RCM4.A    ","RCFD5500","O/S Bal Mortgages Serviced - GNMA       ",          0
"RCM4.B.1  ","RCFD5501","O/S Bal Morts Serviced-FHLMC w/ recou   ",          0
"RCM4.B.2  ","RCFD5502","O/S Bal Morts Serviced-FHLMC w/o rec    ",          0
"RCM4.C.1  ","RCFD5503","O/S Bal Morts Serviced-FNMA Reg optn    ",          0
"RCM4.C.2  ","RCFD5504","O/S Bal Morts Serviced-FNMA Spec optn   ",          0
"RCM4.D    ","RCFD5505","O/S Bal Morts Serviced-All other        ",     446436
"RCM5.A    ","RCFD2103","Customers' Liability on Acceptances:    ",      10619
"RCM5.B    ","RCFD2104","Customers' Liability on Acceptances:    ",       4661
"RCM6.A    ","RCFD3164","Mtge Servicing Rights                   ",          0
"RCM6.A.1  ","RCFDA590","Mort Serv Rights - Est Fair Value       ",          0
"RCM6.B.1  ","RCFD5506","Other Intangible                        ",          0
"RCM6.B.2  ","RCFD5507","Other Intangible - All Other            ",        318
"RCM6.C    ","RCFD3163","Goodwill                                ",      16064
"RCM6.D    ","RCFD2143","Total Intangible Assets                 ",      16382
"RCM6.E    ","RCFD6442","Intangible Assets Grandfathered         ",          0
"RCM7      ","RCFD3295","Mandatory Convertible Debt Dedictated   ",          0
"RCM8.A.1  ","RCFD5372","Othr Real Estate - Direct & Indirect    ",          0
"RCM8.A.2.A","RCON5508","Othr Real Estate - All other Real Est   ",          0
"RCM8.A.2.B","RCON5509","Othr Real Estate - Farmland             ",          0
"RCM8.A.2.C","RCON5510","Othr Real Estate - 1-4 Family Residnt   ",       6546
"RCM8.A.2.D","RCON5511","Othr Real Estate - Multifamily Resid    ",          0
"RCM8.A.2.E","RCON5512","Othr Real Estate - Nonfarm Nonresiden   ",          0
"RCM8.A.2.F","RCFN5513","Othr Real Estate - In Foreign Offices   ",          0
"RCM8.A.3  ","RCFD2150","Othr Real Estate - Total                ",       6546
"RCM8.B.1  ","RCFD5374","Inves - Direct & Indirect invest R/E    ",          0
"RCM8.B.2  ","RCFD5375","Inves - All othr invest unconsol subs   ",          0
"RCM8.B.3  ","RCFD2130","Investmnts in unconsold subs - Total    ",          0
"RCM9      ","RCFD3778","Noncumulative Perpetual Preferred Stk   ",          0
"RCMM.1    ","RCFD3836","Interbank Holdings: Reciprocal    DEC   ",          0
"RCN1.A.A  ","RCFD1245","RE  US: 30-89 Days                      ",      30611
"RCN1.A.B  ","RCFD1246","RE  US: 90+ Days                        ",       1552
"RCN1.A.C  ","RCFD1247","RE  US: Nonaccrual                      ",       8042
"RCN1.B.A  ","RCFD1248","RE  non-US: 30-89 Days                  ",          0
"RCN1.B.B  ","RCFD1249","RE  non-US: 90+ Days                    ",          0
"RCN1.B.C  ","RCFD1250","RE  non-US: Nonaccrual                  ",          0
"RCN10.A   ","RCFD5612","Loans/Leases US Guaranteed-30-89 Days   ",       1025
"RCN10.A.A ","RCFD5615","Loans/Leases Guaranteed: 30-89 Days     ",        694
"RCN10.A.B ","RCFD5616","Loans/Leases Guaranteed: 30-89 Days     ",         46
"RCN10.A.C ","RCFD5617","Loans/Leases Guaranteed: 30-89 Days     ",        496
"RCN10.B   ","RCFD5613","Loans/Leases US Guaranteed- 90+ Days    ",         48
"RCN10.C   ","RCFD5614","Loans/Leases US Guaranteed-Nonaccrual   ",        673
"RCN2.A.A  ","RCFD5377","Loans US Deps: US Banks: 30-89 Days     ",          0
"RCN2.A.B  ","RCFD5378","Loans US Deps: US Banks: 90+ Days       ",          0
"RCN2.A.C  ","RCFD5379","Loans US Deps: US Banks: Nonaccrual     ",          0
"RCN2.B.A  ","RCFD5380","Loans US Deps: Foreign:  30-89 Days     ",          0
"RCN2.B.B  ","RCFD5381","Loans US Deps: Foreign:  90+ Days       ",          0
"RCN2.B.C  ","RCFD5382","Loans US Deps: Foreign:  Nonaccrual     ",          0
"RCN3.A    ","RCFD1594","Ag  US: 30-89 Days                      ",          0
"RCN3.B    ","RCFD1597","Ag  US: 90+ Days                        ",         22
"RCN3.C    ","RCFD1583","Ag  US: Nonaccrual                      ",          0
"RCN4.A.A  ","RCFD1251","Coml/Indl  US: 30-89 Days               ",      34181
"RCN4.A.B  ","RCFD1252","Coml/Indl  US: 90+ Days                 ",         49
"RCN4.A.C  ","RCFD1253","Coml/Indl  US: Nonaccrual               ",      13765
"RCN4.B.A  ","RCFD1254","Coml/Indl  non-US: 30-89 Days           ",          0
"RCN4.B.B  ","RCFD1255","Coml/Indl  non-US: 90+ Days             ",          0
"RCN4.B.C  ","RCFD1256","Coml/Indl  non-US: Nonaccrual           ",          0
"RCN5.A.A  ","RCFD5383","Consumer: Credit Cards: 30-89 Days      ",       2296
"RCN5.A.B  ","RCFD5384","Consumer: Credit Cards: 90+ Days        ",          0
"RCN5.A.C  ","RCFD5385","Consumer: Credit Cards: Nonaccrual      ",          0
"RCN5.B.A  ","RCFD5386","Consumer: Other: 30-89 Days             ",      19181
"RCN5.B.B  ","RCFD5387","Consumer: Other: 90+ Days               ",       1689
"RCN5.B.C  ","RCFD5388","Consumer: Other: Nonaccrual             ",        108
"RCN6.A    ","RCFD5389","Foreign:  30-89 Days                    ",          0
"RCN6.B    ","RCFD5390","Foreign:  90+ Days                      ",          0
"RCN6.C    ","RCFD5391","Foreign:  Nonaccrual                    ",          0
"RCN7.A    ","RCFD5459","Other: 30-89 Days                       ",      31445
"RCN7.B    ","RCFD5460","Other: 90+ Days                         ",          0
"RCN7.C    ","RCFD5461","Other: Nonaccrual                       ",        140
"RCN8.A.A  ","RCFD1257","Leases  US: 30-89 Days                  ",          0
"RCN8.A.B  ","RCFD1258","Leases  US: 90+ Days                    ",          0
"RCN8.A.C  ","RCFD1259","Leases  US: Nonacrual                   ",      10261
"RCN8.B.A  ","RCFD1271","Leases  non-US: 30-89 Days              ",          0
"RCN8.B.B  ","RCFD1272","Leases  non-US: 90+ Days                ",          0
"RCN8.B.C  ","RCFD1791","Leases  non-US: Nonaccrual              ",          0
"RCN9.A    ","RCFD3505","Debt Securities: 30-89 Days             ",          0
"RCN9.B    ","RCFD3506","Debt Securities: 90+ Days               ",          0
"RCN9.C    ","RCFD3507","Debt Securities: Nonaccrual             ",          0
"RCNM.1.A  ","RCFD1658","Restruc'd Loans: 30-89 Days             ",          0
"RCNM.1.B  ","RCFD1659","Restruc'd Loans: 90+ Days               ",          0
"RCNM.1.C  ","RCFD1661","restruc'd Loans: Nonaccrual             ",          0
"RCNM.2.A  ","RCFD6558","Comm Real Estate Loans: 30-89 Days      ",          0
"RCNM.2.B  ","RCFD6559","Comm Real Estate Loans: 90+ Days        ",          0
"RCNM.2.C  ","RCFD6560","Comm Real Estate Loans: Nonaccrual      ",          0
"RCNM.3.AA ","RCON2759","Secured Loans - Const: 30-89 Days       ",       1325
"RCNM.3.AB ","RCON2769","Secured Loans - Const: 90+ Days         ",          0
"RCNM.3.AC ","RCON3492","Secured Loans - Const: Nonaccrual       ",        358
"RCNM.3.BA ","RCON3493","Secured Loans - Farmland: 30-89 Days    ",          0
"RCNM.3.BB ","RCON3494","Secured Loans - Farmland: 90+ Days      ",          0
"RCNM.3.BC ","RCON3495","Secured Loans - Farmland: Nonaccrual    ",          0
"RCNM.3.C1A","RCON5398","Secd Loans 1-4 Fam-Revol: 30-89 Days    ",       2128
"RCNM.3.C1B","RCON5399","Secd Loans 1-4 Fam-Revol: 90+ Days      ",        509
"RCNM.3.C1C","RCON5400","Secd Loans 1-4 Fam-Revol: Nonaccrual    ",          0
"RCNM.3.C2A","RCON5401","Secd Loans 1-4 Fam-Other: 30-89 Days    ",      19332
"RCNM.3.C2B","RCON5402","Secd Loans 1-4 Fam-Other: 90+ Days      ",       1043
"RCNM.3.C2C","RCON5403","Secd Loans 1-4 Fam-Other: Nonaccrual    ",       6630
"RCNM.3.DA ","RCON3499","Secured Loans - Multifam: 30-89 Days    ",       1609
"RCNM.3.DB ","RCON3500","Secured Loans - Multifam: 90+ Days      ",          0
"RCNM.3.DC ","RCON3501","Secured Loans - Multifam: Nonaccrual    ",          0
"RCNM.3.EA ","RCON3502","Secured Loans - Non Farm: 30-89 Days    ",       6217
"RCNM.3.EB ","RCON3503","Secured Loans - Non Farm: 90+ Days      ",          0
"RCNM.3.EC ","RCON3504","Secured Loans - Non Farm: Nonaccrual    ",       1054
"RCNM.4.AA ","RCFD3522","Rate/Contract: Book Value: 30-89 Days   ",          0
"RCNM.4.AB ","RCFD3528","Rate/Contract: Book Value: 90+ Days     ",          0
"RCNM.4.BA ","RCFD3529","Rate/Contract: Replacement:30-89 Days   ",          0
"RCNM.4.BB ","RCFD3530","Rate/Contract: Replacement: 90+ Days    ",          0
"RCO1.A    ","RCON0030","Unposted Debits                         ",          0
"RCO1.B.1  ","RCON0031","Unposted Debits: Demand                 ",          0
"RCO1.B.2  ","RCON0032","Unposted Debits: Time/Savings           ",          0
"RCO10     ","RCON8432","Deposit Institution Invest. Contracts   ",          0
"RCO11.A   ","RCON8785","Reciprocal Demand Bals - Savings Asc.   ",          0
"RCO11.B   ","RCONA181","Reciprocal Demand Bals - Foreign Brch   ",          0
"RCO11.C   ","RCONA182","Reciprocal Demand Bals - Cash Items     ",          0
"RCO12.A   ","RCONA527","Amt of Assets Netted agst Dem Deps      ",          0
"RCO12.B   ","RCONA528","Amt of Assets Netted agst Tim/Svg Dep   ",          0
"RCO2.A    ","RCON3510","Unposted Credits                        ",          0
"RCO2.B.1  ","RCON3512","Unposted Credits: Demand                ",          0
"RCO2.B.2  ","RCON3514","Unposted Credits: Time/Savings          ",          0
"RCO3      ","RCON3520","Uninvested Trust Fund Cash              ",          0
"RCO4.A    ","RCON2211","Demand Deposits of Unconsolidaed Subs   ",      29309
"RCO4.B    ","RCON2351"," Time/Savings Deposits of Unconsolida   ",          0
"RCO4.C    ","RCON5514","Int accrued/unpaid on deps of con sub   ",          0
"RCO5.A    ","RCON2229","Demand Deposits: Insured Branches       ",          0
"RCO5.B    ","RCON2383"," Time/Savings Deposits: Insured Branc   ",          0
"RCO5.C    ","RCON5515","Int accrued/unpaid on deps in ins brc   ",          0
"RCO6.A    ","RCON2314","Pass-through Reserve Balances: Demand   ",          0
"RCO6.B    ","RCON2315","Pass-through-Reserve Balances: Time/S   ",          0
"RCO7.A    ","RCON5516","Unamortized premiums                    ",      50197
"RCO7.B    ","RCON5517","Unamortized discounts                   ",          0
"RCO8.A.1  ","RCONA531","OAKAR: Total Deposits Purchased         ",          0
"RCO8.A.2  ","RCONA532","OAKAR: Amt of Purchased Deposits        ",          0
"RCO8.B    ","RCONA533","OAKAR: Total Deposits Sold              ",          0
"RCOM.1.A.1","RCON2702","Amount of Deposit Accounts * $100K      ",    5121273
"RCOM.1.A.2","RCON3779","(June Only) Number of Deposit Accts *   ",          0
"RCOM.1.B.1","RCON2710","Amount of Deposit Accounts ** $100K     ",    4129307
"RCOM.1.B.2","RCON2722","Number of Deposit Accounts ** $100K     ",       6601
"RCOM.2.A  ","RCON6861","Yes/No: Bank has a better method/proc   ",          0
"RCOM.2.B  ","RCON5597","If YES: Uninsured Deposits Amount       ",          0
"RCOM.3    ","RCONA545","Cert No of consolidated inst.           ",          0
"RCR1      ","RCFD6056","Do You Meet Capital Requirements? Y/N   ",          0
"RCR2.A    ","RCFDA515","Subord Debt & Int Term Prfrd Stock      ",          0
"RCR2.B    ","RCFDA516","Other Limited-Life cap Instr            ",          0
"RCR3.A1   ","RCFD8274","Regulatory capt ratios:Tier 1 Capital   ",    1630903
"RCR3.A2   ","RCFD8275","Regulatory capt ratios:Tier 2 Capital   ",     197145
"RCR3.A3   ","RCFD1395","Regulatory capt ratios:Tier 3 Capital   ",          0
"RCR3.B    ","RCFD3792","Regulatory capt ratios:Total RB Captl   ",    1828048
"RCR3.C    ","RCFDA222","Regulatory capt ratios:Excess allownc   ",      37383
"RCR3.D1   ","RCFDA223","Regulatory capt ratios:Risk-wtd assts   ",   15734237
"RCR3.D2   ","RCFD1651","Regulatory capt ratios:Mrkt Risk-eqiv   ",          0
"RCR3.E    ","RCFD1727","Regulatory capt ratios:Max Cont Dolr    ",          0
"RCR3.F    ","RCFDA224","Regulatory capt ratios:Avrg tot assts   ",   19831340
"RCR4.A    ","RCFD5163"," 00 % Risk assets recorded on Bal Sht   ",     891971
"RCR4.B    ","RCFD3796"," 00 % Risk: Credit Equiv Off-Balance    ",          0
"RCR5.A    ","RCFD5165"," 20 % Risk assets recorded on Bal Sht   ",    6711828
"RCR5.B    ","RCFD3801"," 20 % Risk: Credit Equiv Off-Balance    ",     993910
"RCR6.A    ","RCFD3802"," 50 % Risk: Assets On Balance Sheet     ",    8195492
"RCR6.B    ","RCFD3803"," 50 % Risk: Credit Equiv Off-Balance    ",     171298
"RCR7.A    ","RCFD3804","100 % Risk: Assets On Balance Sheet     ",    7386355
"RCR7.B    ","RCFD3805","100 % Risk: Credit Equiv Off-Balance    ",    2660722
"RCR8      ","RCFD3806","On-Balance Sheet Values Excluded From   ",      54011
"RCR9      ","RCFD3807","Total Assets Recorded On Balnce Sheet   ",   23239657
"RCRM.01   ","RCFD8764","Credit Exp - Off-Bal Sheet Derivative   ",      21330
"RCRM.02.AA","RCFD3809","Derivative Int Rate Contracts * 1 YR    ",     856389
"RCRM.02.AB","RCFD8766","Derivative Int Rate Contracts 1-5 YRS   ",    3832120
"RCRM.02.AC","RCFD8767","Derivative Int Rate Contracts ** 5 YRS  ",     287356
"RCRM.02.BA","RCFD3812","Derivative Fgn Exch Contracts * 1 YR    ",     937147
"RCRM.02.BB","RCFD8769","Derivative Fgn Exch Contracts 1-5 YRS   ",      14761
"RCRM.02.BC","RCFD8770","Derivative Fgn Exch Contracts ** 5 YRS  ",          0
"RCRM.02.CA","RCFD8771","Derivative   Gold   Contracts * 1 YR    ",          0
"RCRM.02.CB","RCFD8772","Derivative   Gold   Contracts 1-5 YRS   ",          0
"RCRM.02.CC","RCFD8773","Derivative   Gold   Contracts ** 5 YRS  ",          0
"RCRM.02.DA","RCFD8774","Derivative P Metals Contracts * 1 YR    ",          0
"RCRM.02.DB","RCFD8775","Derivative P Metals Contracts 1-5 YRS   ",          0
"RCRM.02.DC","RCFD8776","Derivative P Metals Contracts ** 5 YRS  ",          0
"RCRM.02.EA","RCFD8777","Derivative Commodity Contrcts * 1 YR    ",      33538
"RCRM.02.EB","RCFD8778","Derivative Commodity Contrcts 1-5 YRS   ",       2991
"RCRM.02.EC","RCFD8779","Derivative Commodity Contrcts ** 5 YRS  ",          0
"RCRM.02.FA","RCFDA000","Derivative  Equity  Contracts * 1 YR    ",          0
"RCRM.02.FB","RCFDA001","Derivative  Equity  Contracts 1-5 YRS   ",          0
"RCRM.02.FC","RCFDA002","Derivative  Equity  Contracts ** 5 YRS  ",          0
"RCTXT.YN  ","RCON9117","Send me paper copies of CR? Y/N         ",          0
"RCX01.A   ","RCFD3561","Number Of Loans To Executive Officers   ",          4
"RCX01.B   ","RCFD3562","Amount Of Loans To Executive Officers   ",       2775
"RCX01.C1  ","RCFD7701","Start Rate (####.##%) Loans To Execs.   ",       7.75%
"RCX01.C2  ","RCFD7702","Top Rate (####.##%) Loans To Execs.     ",      10.50%
"RI-01.A.1A","RIAD4011","RE Loans                                ",     138265
"RI-01.A.1B","RIAD4019","Loans to Dep'y Inst's                   ",       4430
"RI-01.A.1C","RIAD4024","Ag/Farmer Loans                         ",        276
"RI-01.A.1D","RIAD4012","Coml/Indl Loans                         ",      82783
"RI-01.A.1E","RIAD4026","Acceptances                             ",         74
"RI-01.A.1G","RIAD4056","Loans to For Govts                      ",          0
"RI-01.A.1I","RIAD4058","Other Domestic Loans                    ",        178
"RI-01.A.2 ","RIAD4059","For Loans                               ",       2748
"RI-01.A1F1","RIAD4054","Credit Cards                            ",       5711
"RI-01.A1F2","RIAD4055","Other Consumer                          ",      10275
"RI-01.A1H1","RIAD4503","Taxable State/Local Obligations         ",          3
"RI-01.A1H2","RIAD4504","Exempt State/Local Obligations          ",        190
"RI-01.B.1 ","RIAD4505","Taxable Leases                          ",      12242
"RI-01.B.2 ","RIAD4307","Exempt Leases                           ",          0
"RI-01.C.1 ","RIAD4105","Domestic Interest on Balances Due       ",         28
"RI-01.C.2 ","RIAD4106","For Interest on Balances due            ",        451
"RI-01.D.1 ","RIAD4027","US Govt/Treasury Securities             ",      13801
"RI-01.D.2A","RIAD4506","Taxable State/Local Securities          ",         18
"RI-01.D.2B","RIAD4507","Exempt State/Local Securities           ",       1969
"RI-01.D.3 ","RIAD3657","Other Domestic Debt securities          ",         71
"RI-01.D.4 ","RIAD3658","Foreign Debt Securities                 ",          0
"RI-01.D.5 ","RIAD3659","Equity Securities (incl mutual funds)   ",       1479
"RI-01.E   ","RIAD4069","Interest on Trading Assets              ",       1219
"RI-01.F   ","RIAD4020","Interest on Fed Funds Sold Etc          ",      47714
"RI-01.G   ","RIAD4107","Total Interest Income                   ",     323925
"RI-02.A.1A","RIAD4508"," Transaction Accounts                   ",        584
"RI-02.A.2 ","RIAD4172","Interest on For Deposits                ",      44729
"RI-02.A1B1","RIAD4509","MMDAs                                   ",       1102
"RI-02.A1B2","RIAD4511","Other Savings                           ",       4778
"RI-02.A1B3","RIADA517","Int Exp: Time Deposits **=$100,000      ",       2272
"RI-02.A1B4","RIADA518","Int Exp: Time Deposits *$100,000        ",      21894
"RI-02.B   ","RIAD4180","Fed Funds Purchased Etc                 ",      67832
"RI-02.C   ","RIAD4185","Interest on Demand Notes to US Treasu   ",       6365
"RI-02.E   ","RIAD4200","Interest on Subordinated Notes/Debent   ",          0
"RI-02.F   ","RIAD4073","Total Interest Expense                  ",     149556
"RI-03     ","RIAD4074","Net Interest Income                     ",     174369
"RI-04.A   ","RIAD4230","Provision for Loan and Lease Losses     ",      10366
"RI-04.B   ","RIAD4243","Provision for Allocated Transfer Risk   ",          0
"RI-05.A   ","RIAD4070","Income from Fiduciary Activities        ",      66804
"RI-05.B   ","RIAD4080","Service Charges on Deposit Accounts     ",      18969
"RI-05.C   ","RIADA220","Trading Revenue                         ",      11819
"RI-05.F.1 ","RIAD5407","Other Noninterest Income - Fee Income   ",      31142
"RI-05.F.2 ","RIAD5408","Other Noninterest Income - All Other    ",      34322
"RI-05.G   ","RIAD4079","Total Noninterest Income                ",     163056
"RI-06.A   ","RIAD3521","Gain/Loss Sec Held to Maturities        ",          0
"RI-06.B   ","RIAD3196","Gain/Loss Sec Available-for-sale        ",        526
"RI-07.A   ","RIAD4135","Salaries and Benefits                   ",      78508
"RI-07.B   ","RIAD4217","Expense on Premises/Fixed Assets        ",      19179
"RI-07.C   ","RIAD4092","Other Noninterest Expensze              ",     107852
"RI-07.D   ","RIAD4093","Total Noninterest Expense               ",     205539
"RI-08     ","RIAD4301","Income (loss) Before Income Taxes       ",     122046
"RI-09     ","RIAD4302","Income Taxes                            ",      47852
"RI-10     ","RIAD4300","Income (loss) Before Extraordinary      ",      74194
"RI-11     ","RIAD4320","Extraordinary/Adj/ Net Of Taxes         ",          0
"RI-12     ","RIAD4340","Net Income (loss)                       ",      74194
"RI-M.1    ","RIAD4513","Interest Expense on Exempt After 8/7/   ",          1
"RI-M.10   ","RIADA251","Memo:Credit losses on off-balnc sheet   ",          0
"RI-M.11   ","RIADA530","Does Bank have Subchapter-S Y/N         ",          0
"RI-M.12   ","RIAD4772","Deferred Portion of Appl Inc Tax        ",          0
"RI-M.2    ","RIAD8431","Memoranda: Income Sale Mutuals          ",        429
"RI-M.5    ","RIAD4150","Number of Employees on Payroll          ",       4615
"RI-M.8.A  ","RIAD8757","Memoranda: Trading Rev - Interest       ",       7881
"RI-M.8.B  ","RIAD8758","Memoranda: Trading Rev - Foreign Exch   ",       3809
"RI-M.8.C  ","RIAD8759","Memoranda: Trading Rev - Equity/Index   ",          0
"RI-M.8.D  ","RIAD8760","Memoranda: Trading Rev - Commodity      ",        129
"RI-M.9.A  ","RIAD8761","Memoranda: Impact - Interest Income     ",      -1118
"RI-M.9.B  ","RIAD8762","Memoranda: Impact - Interest Expense    ",      12906
"RI-M.9.C  ","RIAD8763","Memoranda: Impact - Other Allocations   ",         -8
"RIA01     ","RIAD3215"," Total Equity on Dec 31 prev year-end   ",    1592327
"RIA02     ","RIAD3216","Equity Adjustments                      ",          0
"RIA03     ","RIAD3217","Amended Balance Previous Year           ",    1592327
"RIA04     ","RIAD4340","Net Income/Loss                         ",      74194
"RIA05     ","RIAD4346","Sale/Conversion of Stock                ",          0
"RIA06     ","RIAD4356","Changes Incident to Combinations        ",          0
"RIA07     ","RIAD4470","LESS: Cash Dividends on preferred       ",          0
"RIA08     ","RIAD4460","LESS: Cash Dividends on common          ",          0
"RIA09     ","RIAD4411","Changes in Accounting Principles        ",          0
"RIA10     ","RIAD4412","Corrections of Accounting Errors        ",          0
"RIA11     ","RIAD8433","Net Unrealized Holding Avail Forsale    ",       -432
"RIA12     ","RIAD4414","Foreign Currency Translation Adjustme   ",        -17
"RIA13     ","RIAD4415","Other Parent BHC Transactions           ",          0
"RIA14     ","RIAD3210","Total Equity Capital End Of Cur. Per.   ",    1666072
"RIB1.1.A.A","RIAD4651","RE Loans: US: Charge-Offs               ",        373
"RIB1.1.A.B","RIAD4661","RE Loans: US: Recoveries                ",        334
"RIB1.1.B.A","RIAD4652","RE Loans: non-US: Charge-Offs           ",          0
"RIB1.1.B.B","RIAD4662","RE Loans: non-US: Recoveries            ",          0
"RIB1.2.A.A","RIAD4653","Loans to US Banks: Charge-Offs          ",          0
"RIB1.2.A.B","RIAD4663","Loans to US Banks: Recoveries           ",          0
"RIB1.2.B.A","RIAD4654","Loans to For Banks: Charge-Offs         ",          0
"RIB1.2.B.B","RIAD4664","Loans to For Banks: Recoveries          ",          0
"RIB1.3.A  ","RIAD4655","Ag/Farm Loans: Charge-Offs              ",          0
"RIB1.3.B  ","RIAD4665","Ag/Farm Loans: Recoveries               ",          0
"RIB1.4.A.A","RIAD4645","Coml/Indl Loans  US: Charge-Offs        ",        194
"RIB1.4.A.B","RIAD4617","Coml/Indl Loans  US: Recoveries         ",       1027
"RIB1.4.B.A","RIAD4646","Coml/Indl Loans  non-US: Charge-Offs    ",          0
"RIB1.4.B.B","RIAD4618","Coml/Indl Loans  non-US: recoveries     ",          0
"RIB1.5.A.A","RIAD4656","Credit Cards: Charge-Offs               ",          0
"RIB1.5.A.B","RIAD4666","Credits Cards: Recoveries               ",         97
"RIB1.5.B.A","RIAD4657","Other Consumer Charge-Offs              ",       2362
"RIB1.5.B.B","RIAD4667","Other Consumer: Recoveries              ",       1271
"RIB1.6.A  ","RIAD4643","Loans to For Govts: Charge-Offs         ",          0
"RIB1.6.B  ","RIAD4627","Loans to For Govts: Recoveries          ",          2
"RIB1.7.A  ","RIAD4644","Other Loans: Charge-Offs                ",          0
"RIB1.7.B  ","RIAD4628","Other Loans: Recoveries                 ",          0
"RIB1.8.A.A","RIAD4658","Leases  US: Charge-Offs                 ",       1032
"RIB1.8.A.B","RIAD4668","Leases  US: Recovereies                 ",         99
"RIB1.8.B.A","RIAD4659","Leases  non-US: Chatge-Offs             ",          0
"RIB1.8.B.B","RIAD4669","Leases  non-US: Recoveries              ",          0
"RIB1.9.A  ","RIAD4635"," Total Charge-offs (year-to-date)       ",       3961
"RIB1.9.B  ","RIAD4605"," Total Recoveries (year-to-date)        ",       2830
"RIB1.M.4.A","RIAD5409","Memo: Charge-offs: Loans to fin comm.   ",          0
"RIB1.M.4.B","RIAD5410","Memo: Recoveries: Loans to fin commcl   ",          0
"RIB1.M.5AA","RIAD3582","Memo: Charge-offs: Loans sec construc   ",          0
"RIB1.M.5AB","RIAD3583","Memo: Recoveries: Loans sec construct   ",          3
"RIB1.M.5BA","RIAD3584","Memo: Charge-offs: Loans sec farmland   ",          0
"RIB1.M.5BB","RIAD3585","Memo: Recoveries: Loans sec farmland    ",          0
"RIB1.M.5DA","RIAD3588","Memo: Charge-offs: Loans sec multifam   ",          0
"RIB1.M.5DB","RIAD3589","Memo: Recoveries: Loans sec multifaml   ",          0
"RIB1.M.5EA","RIAD3590","Memo: Charge-offs: Loans sec nonfarm    ",         22
"RIB1.M.5EB","RIAD3591","Memo: Recoveries: Loans sec nonfarm     ",        317
"RIB1.M5C1A","RIAD5411","Memo: Charge-offs: Revolv loans 1-4 r   ",          0
"RIB1.M5C1B","RIAD5412","Memo: Recoveries: Revolv loans 1-4 rs   ",          0
"RIB1.M5C2A","RIAD5413","Memo: Charge-offs: Other loans 1-4 rs   ",        350
"RIB1.M5C2B","RIAD5414","Memo: Recoveries: Other loans 1-4 res   ",         14
"RIB2.01   ","RIAD3124","Allowance for Loan/Lease: Dec 31        ",     225295
"RIB2.02   ","RIAD2419","Recoveries (Loan/Lease)                 ",       2830
"RIB2.03   ","RIAD2432","LESS: Charge-Offs (Loan/Lease)          ",       3961
"RIB2.04   ","RIAD4230","Provision (Loan/Lease)                  ",      10366
"RIB2.05   ","RIAD4815","Adjustments (Loan/Lease)                ",         -2
"RIB2.06   ","RIADA512","Allow. Loan/Lease Loss Balance          ",     234528
"RID1.1.A  ","RIAD4837","Interest Income Booked                  ",          0
"RID1.1.B  ","RIAD4838","Interest Expense Booked                 ",          0
"RID1.1.C  ","RIAD4839"," Total                                  ",          0
"RID1.2.A  ","RIAD4840","Net Int'l Int Income Sold American      ",          0
"RID1.2.B  ","RIAD4841","Net Domestic Int Income Booked Foreig   ",          0
"RID1.2.C  ","RIAD4842"," Total                                  ",          0
"RID1.3.A  ","RIAD4097","Noninterest Intl INcome                 ",          0
"RID1.3.B  ","RIAD4235","Provision for Intl Loan/Lease Losses    ",          0
"RID1.3.C  ","RIAD4239","Other Intl Nonint Expense               ",          0
"RID1.3.D  ","RIAD4843"," Total                                  ",          0
"RID1.4    ","RIAD4844"," Total                                  ",          0
"RID1.5    ","RIAD4845","Adjustment to Pretax Income Etc         ",          0
"RID1.6    ","RIAD4846"," Total                                  ",          0
"RID1.7    ","RIAD4797","Intl Income Taxes                       ",          0
"RID1.8    ","RIAD4341"," Total                                  ",          0
"RID1.M.1  ","RIAD4847","Intracompany Int Income                 ",          0
"RID1.M.2  ","RIAD4848","Intracompany Int Expense                ",          0
"RID2.1    ","RIAD4849","Interest Income at IBFs                 ",          0
"RID2.2    ","RIAD4850","Interest Expense at IBFs                ",          0
"RID2.3.A  ","RIAD5491","Noninterest Intl Income (Gain/Losses)   ",          0
"RID2.3.B  ","RIAD5492","Noninterest Intl Income (Fees & Othr)   ",          0
"RID2.4    ","RIAD4852","Provision Loan/Lease Losses Intl Sold   ",          0
"RID2.5    ","RIAD4853","Other Noninterest Exp INtl Sold Ameri   ",          0
"RIE01.A   ","RIAD5415","Other non-interest income (RI-5.f.2)    ",          0
"RIE01.B   ","RIAD5416","Other non-interest income (RI-5.f.2)    ",          0
"RIE01.C   ","RIAD5417","Other non-interest income (RI-5.f.2)    ",          0
"RIE01.D   ","RIAD4461","Other non-interest income (RI-5.f.2)    ",      23144
"RIE01.E   ","RIAD4462","Other non-interest income (RI-5.f.2)    ",          0
"RIE01.F   ","RIAD4463","Other non-interest income (RI-5.f.2)    ",          0
"RIE02.A   ","RIAD4531","Other non-interest expense (RI-7.c)     ",        326
"RIE02.B   ","RIAD5418","Other non-interest expense (RI-7.c)     ",          0
"RIE02.C   ","RIAD5419","Other non-interest expense (RI-7.c)     ",          0
"RIE02.D   ","RIAD5420","Other non-interest expense (RI-7.c)     ",          0
"RIE02.E   ","RIAD4464","Other non-interest expense (RI-7.c)     ",      40407
"RIE02.F   ","RIAD4467","Other non-interest expense (RI-7.c)     ",          0
"RIE02.G   ","RIAD4468","Other non-interest expense (RI-7.c)     ",          0
"RIE03.A.1 ","RIAD4469","Extraordinary items and Adj (RI-11.a)   ",          0
"RIE03.A.2 ","RIAD4486","Applicable tax effect (RI-11.b)         ",          0
"RIE03.B.1 ","RIAD4487","Extraordinary items and Adj (RI-11.a)   ",          0
"RIE03.B.2 ","RIAD4488","Applicable tax effect (RI-11.b)         ",          0
"RIE03.C.1 ","RIAD4489","Extraordinary items and Adj (RI-11.a)   ",          0
"RIE03.C.2 ","RIAD4491","Applicable tax effect (RI-11.b)         ",          0
"RIE04.A   ","RIAD4492","Equity cap adjustments (RIA-2)          ",          0
"RIE04.B   ","RIAD4493","Equity cap adjustments (RIA-2)          ",          0
"RIE05.A   ","RIAD4494","Acctg changes effects (RIA-9)           ",          0
"RIE05.B   ","RIAD4495","Acctg changes effects (RIA-9)           ",          0
"RIE06.A   ","RIAD4496","Corrections (RIA-10)                    ",          0
"RIE06.B   ","RIAD4497","Corrections (RIA-10)                    ",          0
"RIE07.A   ","RIAD4498","Transactions w/parent (RIA-12)          ",          0
"RIE07.B   ","RIAD4499","Transactions w/parent (RIA-12)          ",          0
"RIE08.A   ","RIAD4521","Adjs. to allow for l & l loss (RIB.2.   ",         -2
"RIE08.B   ","RIAD4522","Adjs. to allow for l & l loss (RIB.2.   ",          0

------------
*  = Less Than
** = More Than